Exhibit (h)

                        7,629,525 Shares of Common Stock
                  Issuable Upon Exercise of Transferable Rights
                          to Subscribe for such Shares


                        FORM OF DEALER MANAGER AGREEMENT



                                                              New York, New York
                                                              August __, 2001


UBS Warburg LLC
299 Park Avenue
New York, New York 10171-0026


Ladies and Gentlemen:


     Each of The Hyperion Total Return Fund, Inc., a Maryland corporation (the "Fund"), Hyperion Capital Management, Inc., a Delaware corporation (the "Investment Adviser"), and Pacholder Associates Inc., an Ohio corporation (the "Investment Subadviser") hereby confirms the agreement with and appointment of UBS Warburg LLC to act as dealer manager (the "Dealer Manager") in connection with the issuance by the Fund to the holders of record (the "Holders") at the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") transferable rights entitling such Holders to subscribe for up to three shares (each a "Share" and, collectively, the "Shares") of the Fund's common stock, par value $0.01 per share (the "Common Shares"), of the Fund (the "Offer"). Pursuant to the terms of the Offer, the Fund is issuing each Holder one transferable right (each a "Right" and, collectively, the "Rights") for each Common Share held by such Holder on the Record Date. Such Rights entitle holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each three Rights exercised (except that any Holder who is issued fewer than three Rights will be able to subscribe for one full Share pursuant to the primary subscription), on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Holder who fully exercises all Rights initially issued to such Holder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in the Prospectus. The Rights are transferable and are expected to be listed on the New York Stock Exchange, Inc. under the symbol "HTR.RT".

                  The Fund has filed with the Securities and Exchange Commission
(the "Commission") a registration statement on Form N-2 (Nos. 333-64994 and 811-5482) and a related preliminary prospectus and preliminary statement of additional information under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission under the Investment Company Act and the Securities Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-2, if any, and such amended preliminary prospectuses and preliminary statements of additional information as may have been required to the date hereof. If the registration statement has not become effective, a further amendment to such registration statement, including forms of a final prospectus and final statement of additional information necessary to permit such registration statement  to  become  effective  will  promptly  be filed by the Fund  with the
Commission. If the registration statement has become effective and any prospectus or statement of additional information contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations, a final prospectus and final statement of additional information containing such omitted information will promptly be filed by the Fund with the Commission in accordance with Rule 497(h) of the Rules and Regulations. The term "Registration Statement" means the registration statement, as amended, at the time it becomes or became effective, including financial statements and all exhibits and all documents, if any, incorporated therein by reference, and any information deemed to be included by Rule 430A. The term "Prospectus" means the final prospectus and final statement of additional information in the forms filed with the Commission pursuant to Rule 497(c), (e),
(h) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act.

                  The Prospectus and letters to owners of Common Shares of the Fund, subscription certificates and other forms used to exercise rights, brochures, wrappers, any letters from the Fund to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Fund may use, approve, prepare or authorize for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials".

1.   Representations and Warranties.

     a. Each of the Fund and the Investment Adviser represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the date of the commencement of the Offer (such later date being hereinafter referred to as the "Representation Date") and as of the Expiration Date (as defined below) that:

          i. The Fund meets the requirements for use of Form N-2 under the Securities Act and the Investment Company Act and the Rules and Regulations. At the time the Registration Statement became or becomes effective, the Registration Statement did or will contain all statements required to be stated therein in accordance with and did or will comply in all material respects with the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and did not or will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. From the time the Registration Statement became or becomes effective through the expiration date of the Offer set forth in the Prospectus (the "Expiration Date"), the Prospectus and the other Offering Materials will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in -------- ------- this subsection shall not apply to statements in or omissions from the Registration Statement, Prospectus or Offering Materials made in reliance upon and in conformity with information relating to the Dealer Manager furnished to the Fund in writing by the Dealer Manager expressly for use in the Registration Statement, Prospectus or Offering Materials.

          ii. The Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to conduct its business as described in the Registration Statement and the
               Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations (collectively, the "Licenses and Permits") necessary to carry on its business as contemplated in the Prospectus, and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to obtain or maintain such Licenses and Permits or to be so qualified does not involve a material adverse effect upon the Fund's business, properties, financial position or results of operations. The Fund has no subsidiaries.

          iii. The Fund is duly registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of its knowledge, threatened by the Commission, all required action has been taken under the Securities Act and the Investment Company Act to make the public offering and to consummate the issuance of the Rights and the issuance and sale of the Shares by the Fund upon exercise of the Rights, and the provisions of the Fund's charter and by-laws comply as to form in all material respects with the requirements of the Investment Company Act and the Rules and Regulations.

          iv. PricewaterhouseCoopers LLP, the accountants who certified the financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Investment Company Act and the Rules and Regulations.

          v. The financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Fund as of the dates or for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis; and the information set forth in the Prospectus under the headings "Fee Table" and "Financial Highlights" presents fairly in all material respects the information stated therein.

          vi. The Fund has an authorized capitalization as set forth in the Prospectus; the outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Capital Stock"; the Rights have been duly authorized by all requisite action on the part of the Fund for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Fund for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Fund pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

          vii. Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Fund, (B) there has not been any material change in the Common Shares or long-term debt of the Fund, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund (excluding fluctuations in the Fund's net asset value due to investment activities in the ordinary course of business) and (C) except for the regular monthly dividend on the outstanding Common Shares, there have been no dividends or distributions paid or declared in respect of the Fund's Common Shares.

          viii.Each  of  this  agreement  (the  "Agreement"),  the  Subscription
               Agency Agreement (the "Subscription Agency Agreement") dated as of ________ __, 2001 between the Fund and _______(the
               "Subscription Agent"), the Information Agent Agreement (the "Information Agent Agreement") dated as of ________ __, 2001 between the Fund and __________ (the "Information Agent"), the Investment Advisory Agreement dated as of August 4, 1989 between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Subadvisory Agreement dated as of August 4, 1989 between the Adviser and the Subadviser ("the Investment Subadvisory Agreement"), the Administration Agreement dated as of December 1, 1996 between the Fund and Hyperion Capital Management, Inc. (the "Administration Agreement"), the Sub-Administration Agreement dated as of May 23, 2000 between Hyperion Capital Management Inc. and State Street Bank and Trust Company (the "Subadministration Agreement"), the Custodian Agreement dated as of ________ __, 2001 between the Fund and State Street Corp. (the "Custodian Agreement"), and the Registrar, Transfer Agency and Service Agreement dated as of ________ __, 2001 between the Fund and Boston Equiserve, L.P. (the "Transfer Agency Agreement") (collectively, all the foregoing are the "Fund Agreements"), has been duly authorized, executed and delivered by the Fund; each of the Fund Agreements complies with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations under such Acts; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Fund, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          ix. Neither the issuance of the Rights, nor the issuance and sale of the Shares, nor the execution, delivery, performance and consummation by the Fund of any other of the transactions contemplated in the Fund Agreements, or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated in the Custodian Agreement or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the articles of incorporation, by-laws or similar organizational documents of the Fund, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter, by-laws or similar organizational documents of the Fund, or the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties.

          x. Except as set forth in the Registration Statement, there is no pending or, to the knowledge of the Fund or the Investment Adviser, threatened action, suit or proceeding affecting the Fund or to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the condition (financial or other), business prospects, net worth or operations of the Fund, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

          xi. There are no franchises, contracts or other documents of the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

          xii. No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Fund of the transactions contemplated by the Fund Agreements or the Registration Statement, except such as have been obtained, or if the registration statement filed with respect to the Shares is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Investment Company Act, the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          xiii.The  Common  Shares  have been duly  listed on the New York Stock
               Exchange, Inc. and prior to their issuance the Shares and the Rights will have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange, Inc.

          xiv. The Fund (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement); provided that any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1.a.xiv.

          xv. The Fund has complied in all previous tax years, except for tax years for which the applicable statute of limitations has expired, and intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to continue to comply, with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

          xvi. The Fund has complied in the last five years, and intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to continue to comply, with the diversification and asset coverage requirements of the Investment Company Act.

b. The Investment Adviser represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

          i. The Investment Adviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations to conduct its business and to enable the Investment Adviser to continue to supervise investments in securities as contemplated in the Prospectus and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse effect upon the Investment Adviser's business, properties, financial position or operations.

          ii. The Investment Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund as contemplated in the Prospectus and the Investment Advisory Agreement.

          iii. Each of this Agreement, the Investment Advisory Agreement and any other Fund Agreement to which the Investment Adviser is a party has been duly authorized, executed and delivered by the Investment Adviser, and complies with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Adviser, subject to the qualification that the enforceability of the Investment Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          iv. Neither the execution, delivery, performance and consummation by the Investment Adviser of its obligations under this Agreement, the Investment Advisory Agreement or any other Fund Agreement to which the Investment Adviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Investment Adviser, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Adviser under the charter, bylaws or similar organizational document, the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Investment Adviser is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Investment Adviser or any of its properties.

          v. There is no pending or, to the best of the Investment Adviser's knowledge, threatened action, suit or proceeding affecting the Investment Adviser or to which the Investment Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Investment Adviser's condition (financial or other), business prospects, net worth or operations, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

          vi. No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Investment Advisory Agreement or any other Fund Agreement to which the Investment Adviser is a party.

          vii. The Investment Adviser (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement); provided that any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1.b.vii.


c. The Investment Subadviser represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

          i. The Investment Subadviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations to conduct its business and to enable the Investment Subadviser to continue to supervise investments in securities as contemplated in the Prospectus and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse effect upon the Investment Subadviser's business, properties, financial position or operations.

          ii. The Investment Subadviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund as contemplated in the Prospectus and the Investment Advisory Agreement.

          iii. Each of this Agreement, the Investment Subadvisory Agreement and any other Fund Agreement to which the Investment Subadviser is a party has been duly authorized, executed and delivered by the Investment Subadviser, and complies with all applicable provisions of the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Subadviser, subject to the qualification that the enforceability of the Investment Subadviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          iv. Neither the execution, delivery, performance and consummation by the Investment Subadviser of its obligations under this Agreement, the Investment Subadvisory Agreement or any other Fund Agreement to which the Investment Subadviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Investment Subadviser, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Subadviser under the charter, bylaws or similar organizational document, the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Investment Subadviser is a party or by which it may be bound or to which any of the property or assets of the Investment Subadviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Investment Subadviser or any of its properties.

          v. There is no pending or, to the best of the Investment Subadviser's knowledge, threatened action, suit or proceeding affecting the Investment Subadviser or to which the Investment Subadviser is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Investment Subadviser's condition (financial or other), business prospects, net worth or operations, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

          vi. No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Investment Subadviser of the transactions contemplated by this Agreement, the Investment Subadvisory Agreement or any other Fund Agreement to which the Investment Subadviser is a party.

          vii. The Investment Subadviser (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement); provided that any action in connection with -------- ---- the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1.c.vii.

d. Any certificate required by this Agreement that is signed by any officer of the Fund, the Investment Adviser or the Investment Subadviser and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Fund, the Investment Adviser or the Investment Subadviser, as the case may be, to the Dealer Manager, as to the matters covered thereby.

2.       Agreement to Act as Dealer Manager.


     a. On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

          i. The Fund hereby appoints the Dealer Manager to solicit the exercise of Rights and authorizes the Dealer Manager to sell Shares purchased by the Dealer Manager from the Fund though the exercise of Rights as described herein; the Fund hereby authorizes the Dealer Manager to form and manage a group of selling broker-dealers (each a "Selling Group Member" and collectively the "Selling Group") that enter into a Selling Group Agreement with the Dealer Manager in the form attached hereto as Exhibit A to solicit the exercise of Rights and to sell Shares purchased by the Selling Group Member from the Dealer Manager as described herein; and the Fund hereby authorizes other soliciting broker-dealers (each a "Soliciting Dealer" and collectively the "Soliciting Dealers") that enter into a Soliciting Dealer Agreement with the Dealer Manager in the form attached hereto as Exhibit B to solicit the exercise of Rights. The Dealer Manager hereby agrees to solicit the exercise of Rights in accordance with the Securities Act, the Investment Company Act and the Exchange Act, and its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of such Selling Group Agreement or Soliciting Dealer Agreement; and the Dealer Manager hereby agrees to form and manage the Selling Group to solicit the exercise of Rights and to sell Shares to the Selling Group purchased by the Dealer Manager from the Fund through the exercise of Rights as described herein in accordance with the Securities Act, the Investment Company Act and the Exchange Act, and its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of the Selling Group Agreement.

          ii. The Fund hereby authorizes the Dealer Manager to buy and exercise Rights, including unexercised Rights delivered to the Subscription Agent for resale and Rights of Foreign Record Date Shareholders (as defined in the Prospectus) held by the Subscription Agent for which no instructions are received, on the terms and conditions set forth in such Prospectus, and to sell Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. Sales of Shares by the Dealer Manager or Selling Group Members shall not be at a price higher than the offering price set by the Dealer Manager from time to time.

     b. The Fund agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of those lists, showing the names and addresses of, and number of Common Shares held by, Holders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

     c. The Dealer Manager agrees to provide to the Fund, in addition to the services described in paragraph 2.a., financial advisory and marketing services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Fund, or any other party hereto, to the Dealer Manager in connection with the financial advisory and marketing services provided by the Dealer Manager pursuant to this Section 2.c.

     d. The Fund and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of Rights and the performance of financial advisory and marketing services for the Fund contemplated by this Agreement.

     e. In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Fund or the Investment Adviser or the Investment Subadviser or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the reckless disregard of the obligations and duties of the Dealer Manager under this Agreement.

3. Dealer Manager Fees. In full payment for the financial advisory, marketing and soliciting services rendered and to be rendered hereunder by the Dealer Manager, the Fund agrees to pay the Dealer Manager a fee (the "Dealer Manager Fee") equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow selling fees (the "Selling Fees") to Selling Group Members equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to either (a) the exercise of Rights and the Over-Subscription Privilege where such Selling Group Member is so designated on the subscription form or (b) the purchase for resale from the Dealer Manager in accordance with the Selling Group Agreement. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow soliciting fees (the "Soliciting Fees") to Soliciting Dealers equal to 1.25% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege where such Soliciting Dealer is so designated on the subscription form, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through The Depository Trust Company ("DTC") on the Record Date. The Dealer Manager agrees to pay the Selling Fees or Solicitation Fees, as the case may be, to the broker-dealer designated on the applicable portion of the form used by the holder to exercise Rights and the Over-Subscription Privilege, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Selling Group Agreement or Soliciting Dealer Agreement, then the Dealer Manager shall retain such Selling Fee or Solicitation Fee for Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Manager by the Fund will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Fund issues Shares after the Expiration Date. Payment to a Selling Group Member or Soliciting Dealer will be made by the Dealer Manager directly to such Selling Group Member or Soliciting Dealer by check to an address identified by such broker-dealer. Such payments shall be made on or before the tenth business day following the day the Fund issues Shares after the Expiration Date.

4.       Other Agreements.

     a.   The Fund covenants with the Dealer Manager as follows:

          i. The Fund will use its commercially reasonable best efforts to cause the Registration Statement to become effective and maintain its effectiveness under the Securities Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

          ii. The Fund will notify, and confirm the notice in writing to, the Dealer Manager immediately (A) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (E) of the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Fund will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          iii. The Fund will give the Dealer Manager notice of its intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Fund proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the
               Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 497(c), (e) or (h) of the Rules and Regulations), whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object.

          iv. The Fund will, without charge, deliver to the Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

          v. The Fund will, without charge, furnish to the Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

          vi. If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder, the Fund will forthwith amend or supplement the
               Prospectus  by  preparing  and filing  with the  Commission  (and furnishing  to the Dealer  Manager a reasonable  number of copies
               of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to the Prospectus (in form and substance satisfactory to counsel for the Dealer Manager), at the Fund's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder, not misleading.

          vii. The Fund will endeavor, in cooperation with the Dealer Manager and its counsel, to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Manager may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Fund will not be obligated to file any general consent to -------- ------- service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Fund will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

          viii.The Fund will make generally available to its security holders as soon as practicable, but no later than 60 days after the end of the Fund's fiscal semi-annual or fiscal year-end period covered thereby, an earnings statement (which need not be audited) (in form complying with the provisions of Rule 158 of the Rules and Regulations of the Securities Act) covering a twelve-month period beginning not later than the first day of the Fund's fiscal semi-annual period next following the "effective" date (as defined in said Rule 158) of the Registration Statement.

          ix. For a period of 180 days from the date of this Agreement, the Fund will not, without the prior consent of the Dealer Manager, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities, other than the Rights and the Shares and the Common Shares issued in reinvestment of dividends or distributions.

          x. The Fund will use the net proceeds from the Offer to acquire portfolio securities as set forth under "Use of Proceeds" in the Prospectus.

          xi. The Fund will use its commercially reasonable best efforts to cause the Rights and the Shares to be duly authorized for listing by the New York Stock Exchange, Inc. prior to the time the Rights are issued.

          xii. The Fund will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

          xiii.The Fund will use its best efforts to apply the net proceeds from the Offer in such a manner as to continue to comply with the diversification and asset coverage requirements of the Prospectus and the Investment Company Act.

          xiv. The Fund will advise or cause the Subscription Agent (A) to advise the Dealer Manager and, only where specifically noted, each Selling Group Member who specifically requests, from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Selling Group Member, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; (B) to sell any Rights received for resale from Holders exclusively to or through the Dealer Manager, which may, at its election, purchase such Rights as principal or act as agent for the resale thereof; and (C) to issue Shares upon the Dealer Manager's exercise of Rights no later than the close of business on the business day following the day that full payment for such Shares has been received by the Subscription Agent.

     b. Neither the Fund, the Investment Adviser nor the Investment Subadviser will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights or the Shares; provided that any action in connection with the Fund's dividend reinvestment and cash purchase plan will not be deemed to be within the meaning of this
          Section 4.b.

5.       Payment of Expenses.

     a. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Rights, (iii) the fees and disbursements of the Fund's counsel (including the fees and disbursements of local counsel) and accountants, (iv) the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4.a.vii. of this Agreement, including filing fees, (v) the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred with respect to filing with the National Association of Securities Dealers, Inc., (vii) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange, Inc., (viii) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials and (ix) the fees and expenses incurred with respect to the Subscription Agent and the Information Agent.

     b. In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Fund agrees to reimburse the Dealer Manager upon request made from time to time for its reasonable expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel (excluding Blue Sky filing fees which are paid directly by the Fund), in an amount up to $100,000.

     c. If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9.a.i., 9.a.ii. or 9.a.iii., the Fund agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager. In the event the transactions contemplated hereunder are not consummated, the Fund agrees to pay all of the costs and expenses set forth in paragraphs 5.a. and 5.b. which the Fund would have paid if such transactions had been consummated.

6. Conditions of the Dealer Manager's Obligations. The obligations of the Dealer Manager hereunder are subject to the accuracy of the respective representations and warranties of the Fund, the Investment Adviser and the Investment Subadviser contained herein, to the performance by the Fund, the Investment Adviser and the Investment Subadviser of their respective obligations hereunder, and to the following further conditions:

     a. The Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the Record Date, or at such later time and date as may be approved by the Dealer Manager; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e), (h) or (j), as the case may be, under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Fund, the Investment Adviser or the Dealer Manager, shall be contemplated by the Commission; and the Fund shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise).

     b. On the Representation Date and the Expiration Date, the Dealer Manager shall have received:

          i. The favorable opinions, dated the Representation Date and the Expiration Date, of Sullivan & Worcester LLP, counsel for the Fund, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

               (1) The Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, to such counsel's knowledge after reasonable investigation currently maintains all Licenses and Permits necessary and U.S. federal, or New York or Maryland state law to carry on its business as contemplated in the Prospectus (except that counsel need express no opinion as to securities or "blue sky" laws of any state), and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified or to maintain such Licenses and Permits does not involve a material adverse effect upon the Fund's business, properties, financial position or results of operations.

               (2) The Fund is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, to the knowledge of such counsel, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, threatened by the Commission, all required action has been taken under the Securities Act and the Investment Company Act to make the public offering and consummate the issuance of the Rights and the issuance and sale of the Shares by the Fund upon exercise of the Rights, and the provisions of the Fund's charter and by-laws comply as to form in all material respects with the requirements of the Investment Company Act and the Rules and Regulations.

               (3) The Fund's authorized capitalization is as set forth in the Prospectus; the outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Capital Stock"; the Rights have been duly authorized by all requisite action on the part of the Fund for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Fund for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Fund pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and under Maryland General Corporate Law or otherwise, to such counsel's knowledge, the issuance of the Rights and the Shares is not subject to any preemptive rights.

               (4) Each of the Fund Agreements has been duly authorized, executed and delivered by the Fund; each of the Fund Agreements complies with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Fund, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (5) Neither the issuance of the Rights, nor the issuance and sale of the Shares, nor the execution, delivery, performance and consummation by the Fund of any other of the transactions contemplated in the Fund Agreements, or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, bylaws or similar organizational documents of the Fund, or will result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter, bylaws or similar organizational documents of the Fund, or the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which such counsel has knowledge of after reasonable inquiry and the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. federal, or New York or Maryland state court or governmental agency or body having jurisdiction over the Fund or any of its properties.

               (6) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding affecting the Fund or to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the condition (financial or other), business prospects, net worth or operations of the Fund, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

               (7) To the best knowledge of such counsel after reasonable inquiry, there are no franchises, contracts or other documents of the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

               (8) To the best knowledge of such counsel after reasonable inquiry, no consent, approval, authorization, notification or order of, or filing with, any U.S. federal, or New York or Maryland state court or governmental agency or body is required for the consummation by the Fund of the transactions contemplated by the Fund Agreements or the Registration Statement, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

               (9) The Common Shares have been duly listed on the New York Stock Exchange, Inc. and the Shares and the Rights have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange, Inc.

               (10) The Registration Statement is effective under the Securities
                    Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c), (e), (h) or (j) required to be made prior to the date hereof has been made in the manner and within the time period required by Rule 497(c), (e), (h) or (j), as the case may be; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, schedules, the notes thereto and the schedules and other financial, economic and statistical data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective or issue dates complied as to form and appear on their face to be appropriately responsive in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

               (11) The statements in the Prospectus  under the heading "Federal
                    Taxation" fairly present the information disclosed therein in all material respects.

               In rendering such opinion, such counsel may rely as to matters of Maryland law on the opinion of Piper, Marbury, Rudnick & Wolf LLP and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials.

               Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Fund and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial or statistical data included or incorporated by reference in the Registration Statement, Prospectus or the Offering Materials) .

          ii. The favorable opinions, dated the Representation Date and the Expiration Date, of Kirkpatrick & Lockhart, counsel for the Investment Adviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

               (1) The Investment Adviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations to conduct its business and to enable the Investment Adviser to continue to supervise investment in securities as contemplated in the Investment Advisory Agreement, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse effect upon the Investment Adviser's business, properties, financial position or operations.

               (2) The Investment Adviser is registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund as contemplated in the Investment Advisory Agreement.

               (3) Each of this Agreement, the Investment Advisory Agreement and any other Fund Agreement to which the Investment Adviser is a party has been duly authorized, executed and delivered by the Investment Adviser and complies with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Adviser, subject to the qualification that the enforceability of the Investment Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (4) Neither the execution, delivery, performance and consummation by the Investment Adviser of its obligations under this Agreement, the Investment Advisory Agreement or any other Fund Agreement to which the Investment Adviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Investment Adviser, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Adviser under the charter, by-laws or similar organizational documents of the Investment Adviser, the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Investment Adviser is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. federal, or New York or Delaware court or governmental agency or body having jurisdiction over the Investment Adviser or any of its properties.

               (5) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding affecting the Investment Adviser or to which the Investment Adviser is a party before or by any U.S. federal, or New York or Delaware court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Investment Adviser's condition (financial or other), business prospects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

               (6) No consent, approval, authorization, notification or order of, or filing with any U.S. federal, or New York or Delaware court or governmental agency or body is required for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Investment Advisory Agreement or any other Fund Agreement to which the Investment Adviser is a party.

               In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Investment Adviser and public officials.

               Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Investment Adviser and its affiliates, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          iii. The favorable opinions, dated the Representation Date and the Expiration Date, of [ ], counsel for the Investment Subadviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

               (1) The Investment Subadviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations to conduct its business and to enable the Investment Subadviser to continue to supervise investment in securities as contemplated in the Investment Subadvisory Agreement, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse effect upon the Investment Subadviser's business, properties, financial position or operations.

                    (2) The Investment Subadviser is registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund as contemplated in the Investment Subadvisory Agreement.

                    (3) Each of this Agreement, the Investment Subadvisory Agreement and any other Fund Agreement to which the Investment Subadviser is a party has been duly authorized, executed and delivered by the Investment Subadviser and complies with all applicable provisions of the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Subadviser, subject to the qualification that the enforceability of the Investment Subadviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    (4)  Neither  the  execution,   delivery,   performance  and
                         consummation by the Investment Subadviser of its obligations under this Agreement, the Investment Subadvisory Agreement or any other Fund Agreement to which the Investment Subadviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Investment Subadviser, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Subadviser under the charter, by-laws or similar organizational documents of the Investment Subadviser, the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Investment Subadviser is a party or by which it may be bound or to which any of the property or assets of the Investment Subadviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Investment Subadviser or any of its properties.

                    (5) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding affecting the Investment Subadviser or to which the Investment Subadviser is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Investment Subadviser's condition (financial or other), business prospects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                    (6) No consent, approval, authorization, notification or order of, or filing with any court or governmental agency or body is required for the consummation by the Investment Subadviser of the transactions contemplated by this Agreement, the Investment Subadvisory Agreement or any other Fund Agreement to which the Investment Subadviser is a party.

                    In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Investment Subadviser and public officials.

                    Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Investment Subadviser and its affiliates, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


          c. The Dealer Manager shall have received from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date and the Expiration Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Fund shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          d. The Fund shall have furnished to the Dealer Manager certificates of the Fund, signed by the President, the Treasurer, the Assistant Treasurer, the Secretary, the Assistant Secretary or a Vice President of the Fund, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of their knowledge:

               i. the representations and warranties of the Fund in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be;

               ii. no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Fund's knowledge, threatened; and

               iii. since the date of the most recent  balance sheet included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business, prospects, net worth or results of operations of the Fund (excluding fluctuations in the Fund's net asset value due to investment activities in the ordinary course of business), except as set forth in or contemplated in the Prospectus.

          e. The Investment Adviser shall have furnished to the Dealer Manager certificates of the Investment Adviser, signed by the President, Treasurer, Secretary or Vice President, dated the Representation Date and the Expiration Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Investment Adviser in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be.

          f. The Investment Subadviser shall have furnished to the Dealer Manager certificates of the Investment Subadviser, signed by the President, Treasurer, Secretary or Vice President, dated the Representation Date and the Expiration Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Investment Subadviser in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be.

          g. PricewaterhouseCoopers LLP shall have furnished to the Dealer Manager letters, dated the Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager stating in effect that:

               i. they are independent accountants with respect to the Fund within the meaning of the Securities Act and the applicable Rules and Regulations;

               ii. in their opinion, the audited financial statements examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the
                    respective Rules and Regulations with respect to registration statements on Form N-2;

               iii. they have performed specified  procedures,  not constituting an audit in accordance with generally accepted auditing standards, including a reading of the latest available unaudited financial information of the Fund, a reading of the minute books of the Fund, and inquiries of officials of the Fund responsible for financial and accounting matters and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at a specified date not more than five business days prior to the Representation Date or the Expiration Date, as the case may be, there was any change in the common shares, any decrease in net assets or any increase in long-term debt of the Fund as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur, or they shall state any specific changes, increases or decreases; and

               iv. in addition to the procedures referred to in clause iii. above, they have compared certain dollar amounts (or percentages as derived from such dollar amounts) and other financial information regarding the operations of the Fund appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have found such items to be in agreement with, the accounting and financial records of the Fund.

          h. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph 6.f., or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Fund, the effect of which, in any case referred to in clause (i) or
               (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.

          i. Prior to the Representation Date, the Fund shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

          j. If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement or waived by the Dealer Manager, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Expiration Date by the Dealer Manager. Notice of such cancellation shall be given to the Fund in writing or by telephone confirmed in writing.

7.       Indemnity and Contribution.

          a. Each of the Fund and the Investment Adviser, jointly and severally, agrees to indemnify, defend and hold harmless the Dealer Manager, its partners, directors and officers, and any person who controls the Dealer Manager within the meaning of
               Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Dealer Manager or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Fund or the Investment Adviser expressly for use with reference to the Dealer Manager in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

               If any action, suit or proceeding (together, a "Proceeding") is brought against the Dealer Manager or any such person in respect of which indemnity may be sought against the Fund or the
               Investment Adviser pursuant to the foregoing paragraph, the Dealer Manager or such person shall promptly notify the Fund or the Investment Adviser, as the case may be, in writing of the institution of such Proceeding and the Fund or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund or the Investment Adviser shall not relieve the Fund or the Investment Adviser from any liability which the Fund or the Investment Adviser may have to the Dealer Manager or any such person or otherwise. The Dealer Manager or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Dealer Manager or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund or the Investment Adviser (in which case the Fund or the Investment Adviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Fund or the Investment Adviser and paid as incurred (it being understood, however, that the Fund or the Investment Adviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund nor the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund or the Investment Adviser, the Fund or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless the Dealer Manager and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          b. The Dealer Manager agrees to indemnify, defend and hold harmless the Fund and the Investment Adviser, its directors and officers, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund or the Investment Adviser or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Fund or the Investment Adviser expressly for use with reference to the Dealer Manager in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

               If any Proceeding is brought against the Fund, the Investment Adviser or any such person in respect of which indemnity may be sought against the Dealer Manager pursuant to the foregoing paragraph, the Fund, the Investment Adviser or such person shall promptly notify the Dealer Manager in writing of the institution of such Proceeding and the Dealer Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Dealer Manager shall not relieve the Dealer Manager from any liability which the Dealer Manager may have to the Fund, the Investment Adviser or any such person or otherwise. The Fund, the Investment Adviser or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Dealer Manager in connection with the defense of such Proceeding or such Dealer Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Dealer Manager (in which case the Dealer Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Dealer Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Dealer Manager), in any of which events such fees and expenses shall be borne by the Dealer Manager and paid as incurred (it being understood, however, that the Dealer Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Dealer Manager shall not be liable for any settlement of any such Proceeding effected without the written consent of the Dealer
               Manager but if settled with the written consent of the Dealer Manager, the Dealer Manager agrees to indemnify and hold harmless the Fund, the Investment Adviser and any such person from and against any loss or liability by reason of such settlement.
               Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all
               liability  on  claims  that  are  the  subject   matter  of  such
               Proceeding.

          c. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand and the Dealer Manager on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand and of the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund or the Investment Adviser on the one hand and the Dealer Manager on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of the Dealer Manager Fee but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Dealer Manager, bear to the aggregate public offering price of the Shares. The relative fault of the Fund and the Investment Adviser on the one hand and of the Dealer Manager on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Adviser or by the Dealer Manager and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          d. The Fund and the Investment Adviser and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 7, the Dealer Manager shall not be required to contribute any amount in excess of the fees received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          e. Notwithstanding any other provisions in this Section 7, no party shall be entitled to indemnification or contribution under this Dealer Manager Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, or gross negligence in the performance of its duties hereunder.

          f.   The  indemnity  and  contribution  agreements  contained  in this
               Section 7 and the covenants, warranties and representations of the Fund contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Dealer Manager within the meaning of
               Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund or the Investment Adviser, its directors or officers or any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Rights. The Fund or the Investment Adviser and the Dealer Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Investment Adviser, against any of the Fund's or the Investment Adviser's officers or directors in connection with the issuance of the Rights, or in connection with the Registration Statement or Prospectus.

8. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Fund or its officers, of the Investment Adviser, of the Investment Subadviser and of the Dealer Manager set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager or the Fund or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

9.       Termination of Agreement.

     a. This Agreement shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Fund prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency, banking or social conditions in the United States shall have undergone any material change the effect of which on the financial markets makes it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (iii) trading in the Common Shares shall have been suspended by the Commission or the New York Stock Exchange, Inc., (iv) trading in securities generally on the New York Stock Exchange, Inc. shall have been suspended or limited or (v) a banking moratorium shall have been declared either by Federal or New York State authorities.

     b. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to UBS Warburg LLC, 299 Park Avenue, New York, New York 10171-0026, Attn: Syndicate Department and, if to the Fund or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Adviser at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York, 10006-1404, Attention: Clifford Lai and, if to the Investment Subadviser, shall be sufficient in all respects if delivered or sent to the Investment Subadviser at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, Attention: [ ].

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

13. Submission to Jurisdiction. Except as set forth below, no claim (a"Claim") may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Fund, the Investment Adviser and the Investment Subadviser consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Fund, the Investment Adviser and the Investment Subadviser hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg or any indemnified party. Each of UBS Warburg, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Investment Subadviser (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund, the Investment Adviser and the Investment Subadviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund or the Investment Adviser or the Investment Subadviser, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund or the Investment Adviser or the Investment Subadviser is or may be subject, by suit upon such judgment.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


     If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Fund, the Investment Adviser, the Investment Subadviser and the Dealer Manager.

                                            Very truly yours,


                                            Hyperion Total Return Fund, Inc.

                                            By:
                                                -------------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------



                                            Hyperion Capital Management, Inc.

                                            By:
                                               --------------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------



                                            Pacholder Associates, Inc.

                                            By:
                                               --------------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

UBS Warburg LLC


By:
    -------------------------------------------------
   Name:
         --------------------------------------------
   Title:
          -------------------------------------------

                                                                      Exhibit A

                                       THE HYPERION TOTAL RETURN FUND, INC.

                        7,629,525 Shares of Common Stock
                  Issuable Upon Exercise of Transferable Rights
                          to Subscribe for Such Shares

                             SELLING GROUP AGREEMENT

                                                          New York, New York
                                                          August __, 2001

UBS Warburg LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

                  We understand that The Hyperion Total Return Fund, Inc., a Maryland corporation (the "Fund"), proposes to issue to holders of record (the "Holders") at the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") transferable rights entitling such Holders to subscribe for up to three shares (each a "Share" and, collectively, the "Shares") of the Fund's shares of common stock, par value $0.01 per share (the "Common Shares"), of the Fund (the "Offer"). Pursuant to the terms of the Offer, the Fund is issuing each Holder one transferable right (each a "Right" and, collectively, the "Rights") for each Common Share held by such Holder on the Record Date. Such Rights entitle holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each three Rights (except that any Holder who is issued fewer than three Rights will be able to subscribe for one full Share pursuant to the primary subscription), on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Holder who fully exercises all Rights initially issued to such Holder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in such Prospectus. The Rights are transferable and are expected to be listed on the New York Stock Exchange, Inc.

The Hyperion Total Return Fund
Selling Group Agreement - Page 6
Transferable Rights Offer Expiring ___________, 2001, unless extended



                  We further understand that the Fund has appointed UBS Warburg LLC to act as the dealer manager (the "Dealer Manager") in connection with the Offer and has authorized the Dealer Manager to form and manage a group of broker-dealers (each a "Selling Group Member" and collectively the "Selling Group") to solicit the exercise of Rights and to sell Shares purchased by the Dealer Manager from the Fund through the exercise of Rights.

                  We hereby express our interest in participating in the Offer as a Selling Group Member.

                  We hereby agree with you as follows:

          1. We have received and reviewed the Fund's prospectus dated ________ __ (the "Prospectus") relating to the Offer and we understand that additional copies of the Prospectus (or of the Prospectus as it may be subsequently supplemented or amended, if applicable) and any other solicitation materials authorized by the Fund relating to the Offer ("Offering Materials") will be supplied to us in reasonable quantities upon our request therefor to you. We agree that we will not use any solicitation material other than the Prospectus (as supplemented or amended, if applicable) and such Offering Materials and we agree not to make any representation, oral or written, to any shareholders or prospective shareholders of the Fund that are not contained in the Prospectus, unless previously authorized to do so in writing by the Fund.

          2. From time to time during the period (the "Subscription Period") commencing on August 27, 2001 and ending at 5:00 p.m., New York City time, on the Expiration Date (the term "Expiration Date" means September 21, 2001, unless and until the Fund shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Fund, will expire), we may solicit the exercise  of  Rights in  connection  with the  Offer.  We will be entitled to receive fees in the amounts and at the times described in Section 4 of this Agreement with respect to Shares purchased pursuant to the exercise of Rights and with respect to which Equiserve (the "Subscription Agent") has received, no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and executed Subscription
               Certificate identifying us as the broker-dealer having been instrumental in the exercise of such Rights, and full payment for such Shares or (ii) a Notice of Guaranteed Delivery guaranteeing to the Subscription Agent by the close of business of the third business day after the Expiration Date of a properly completed and duly executed Subscription Certificate, similarly identifying us, and full payment for such Shares. We understand that we will not be paid these fees with respect to Shares purchased pursuant to an exercise of Rights for our own account or for the account of any of our affiliates. We also understand and agree that we are not entitled to receive any fees in connection with the solicitation of the exercise of Rights other than pursuant to the terms of this Agreement and, in particular, that we will not be entitled to receive any fees under the Fund's Soliciting Dealer Agreement. We agree to solicit the exercise of Rights in accordance with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended, and the rules and regulations under each such Act, any applicable securities laws of any state or jurisdiction where such solicitations may be lawfully made, the applicable rules and regulations of any self-regulatory organization or registered national securities exchange and customary practice and subject to the terms of the Subscription Agent Agreement between the Fund and the Subscription Agent and the procedures described in the Fund's registration statement on Form N-2 (File Nos. 333-64994 and 811-5482), as amended (the "Registration Statement").

          3. From time to time during the Subscription Period, we may indicate interest in purchasing Shares from the Dealer Manager. We understand that from time to time the Dealer Manager intends to offer Shares obtained or to be obtained by the Dealer Manager through the exercise of Rights to Selling Group Members who have so indicated interest at prices which shall be determined by the Dealer Manager (the "Offering Price"). We agree that with respect to any such Shares purchased by us from the Dealer Manager the sale of such Shares to us shall be irrevocable and we will offer them to the public at the Offering Price at which we purchase them from the Dealer Manager. Shares not sold by us at such Offering Price may be offered by us after the next succeeding Offering Price is set at the latest Offering Price set by the Dealer Manager. The Dealer Manager agrees that, if requested by any Selling Group Member, and subject to applicable law, the Dealer Manager will set a new Offering Price prior to 4:00 p.m., New York City time, on any business day. We agree to advise the Dealer Manager from time to time upon request, prior to the termination of this Agreement, of the number of Shares remaining unsold which were purchased by us from the Dealer Manager and, on the Dealer Manager's request, we will resell to the Dealer Manager any of such Shares remaining unsold at the purchase price thereof if in the Dealer Manager's opinion such Shares are needed to make delivery against sales made to other Selling Group Members. Any shares purchased hereunder from the Dealer Manager shall be subject to regular way settlement through the facilities of the Depository Trust Company.

          4. We understand that you will remit to us on or before the tenth business day following the day the Fund issues Shares after the Expiration Date, following receipt by you from the Fund of the Dealer Manager Fee, a selling fee equal to [2.50]% of the Subscription Price per Share for (A) each Share issued pursuant to the exercise of Rights or the Over-Subscription Privilege pursuant to each Subscription Certificate upon which we are designated, as certified to you by the Subscription Agent, as a result of our solicitation efforts in accordance with Section 2 and (B) each Share sold by the Dealer Manager to us in accordance with Section 3 less any Shares resold to the Dealer Manager in accordance with Section 3. Your only obligation with respect to payment of the foregoing selling fee to us is to remit to us amounts owing to us and actually received by you from the Fund. Except as aforesaid, you shall be under no liability to make any payments to us pursuant to this Agreement.

          5. We agree that you, as Dealer Manager, have full authority to take such action as may seem advisable to you in respect of all matters pertaining to the Offer. You are authorized to approve on our behalf any amendments or supplements to the Registration Statement or the Prospectus.

          6. We represent that we are a member in good standing of the NASD and, in making sales of Shares, agree to comply with all applicable rules of the National Association of Securities Dealers, Inc. (the "NASD") including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding, as set forth in IM 2110-1 of the NASD's Conduct Rules, and Rule 2740 of the NASD's Conduct Rules. We understand that no action has been taken by you or the Fund to permit the solicitation of the exercise of Rights or the sale of Shares in any jurisdiction (other than the United States) where action would be required for such purpose. We agree that we will not, without your approval in advance, buy, sell, deal or trade in, on a when-issued basis or otherwise, the Rights or the Shares or any other option to acquire or sell Shares for our own account or for the accounts of customers, except as provided in Sections 2 and 3 hereof and except that we may buy or sell Rights or Shares in brokerage transactions on unsolicited orders which have not resulted from activities on our part in connection with the solicitation of the exercise of Rights and which are executed by us in the ordinary course of our brokerage business. We will keep an accurate record of the names and addresses of all persons to whom we give copies of the Registration Statement, the Prospectus, any preliminary prospectus (or any amendment or supplement thereto) or any Offering Materials and, when furnished with any subsequent amendment to the Registration Statement and any subsequent prospectus, we will, upon your request, promptly forward copies thereof to such persons.

          7. Nothing contained in this Agreement will constitute the Selling Group Members partners with the Dealer Manager or with one another or create any association between those parties, or will render the Dealer Manager or the Fund liable for the obligations of any Selling Group Member. The Dealer Manager will be under no liability to make any payment to any Selling Group Member other than as provided in Section 4 of this Agreement, and will be subject to no other liabilities to any Selling Group Member, and no obligations of any sort will be implied. We agree to indemnify and hold harmless you and each other Selling Group Member and each person, if any, who controls you and any such Selling Group Member within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against loss or liability caused by any breach by us of the terms of this Agreement.

          8. We agree to pay any transfer taxes which may be assessed and paid on account of any sales or transfers for our account.

          9. All communications to you relating to the Offer will be addressed to: UBS Warburg LLC, 299 Park Avenue, New York, New York 10171-0026, Attn: Syndicate Department.

          10. This Agreement will be governed by the internal laws of the State of New York.

         A signed copy of this Selling Group Agreement will be promptly returned to the Selling Group Member at the address set forth below.

                                          Very truly yours,

                                          UBS Warburg LLC

                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------








PLEASE COMPLETE THE INFORMATION BELOW


Printed Firm Name                           Address


Contact at Selling Group Member


Authorized Signature                        Area Code and Telephone
                                     Number


Name and Title                              Facsimile Number

Dated:
       --------------------------------


Payment of the Selling Fee shall be mailed by check to the following address:

                                                                       Exhibit B

                       THE HYPERION TOTAL RETURN FUND, INC.

                   Rights Offering for Shares of Common Stock

                           SOLICITING DEALER AGREEMENT

            THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                       September 21, 2001, UNLESS EXTENDED


To Securities Dealers and Brokers:

THE HYPERION TOTAL RETURN FUND, INC.
Soliciting Dealer Agreement - Page 6
Transferable Rights Offer Expiring _____________, 2001




     The Hyperion Total Return Fund, Inc., (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on August 27, 2001 (the "Record Date") transferable rights ("Rights") to subscribe for an aggregate of up to three shares (the "Shares") of the Fund's shares common stock, par value $0.01 per share (the "Common Shares"), of the Fund upon the terms and subject to the conditions set forth in the Fund's Prospectus (the "Prospectus") dated ________ __, 2001 (the "Offer"). Each such Record Date Shareholder is being issued one Right for each full Common Share owned on the Record Date. Such Rights entitle holders to acquire during the Subscription Period (as hereinafter defined) at the Subscription Price (as hereinafter defined), one Share for each three Rights (except that any Record Date Shareholder who is issued fewer than three Rights will be able to subscribe for one full Share pursuant to the primary subscription), on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Record Date Shareholder who fully exercises all Rights initially issued to such holder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in such Prospectus. The Rights are transferable and are expected to be listed on the New York Stock Exchange, Inc. The Subscription Price will be $____. The Subscription Period will commence on August 27, 2001 and end at 5:00 p.m., New York City time on the Expiration Date (the term "Expiration Date" means September 21, 2001, unless and until the Fund shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Fund, will expire).

                  For the duration of the Offer, the Fund has authorized and the Dealer Manager has agreed to reallow a Solicitation Fee to any qualified broker or dealer executing a Soliciting Dealer Agreement who solicits the exercise of Rights and the Over-Subscription Privilege in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to Equiserve, the Fund's Subscription Agent for the Offer, of payment for Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and of properly completed and executed documentation as set forth in this Soliciting Dealer Agreement, a Soliciting Dealer will be entitled to receive the Solicitation Fee equal to [0.50%] of the Subscription Price per Share so purchased subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through The Depository Trust Company ("DTC") on the Record Date; provided, however, that no payment shall be due with respect to the issuance of any Shares until payment therefor is actually received. A qualified broker or dealer is a broker or dealer which is a member of a registered national securities exchange in the United States or the National Association of Securities Dealers, Inc. ("NASD") or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

     The Fund has authorized and the Dealer Manager has agreed to pay the Solicitation Fees payable to the undersigned Soliciting Dealer and to indemnify such Soliciting Dealer on the terms set forth in the Dealer Manager Agreement, dated ________ __, 2001, among UBS Warburg LLC as the dealer manager (the "Dealer Manager"), the Fund and others (the "Dealer Manager Agreement"). Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which the opinion of counsel to the Fund or counsel to the Dealer Manager, such compensation may not lawfully be paid. No Soliciting Dealer shall be paid Solicitation Fees with respect to Shares purchased pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account or for the account of any affiliate of the Soliciting Dealer. No Soliciting Dealer or any other person is authorized by the Fund or the Dealer Manager to give any information or make any representations in connection with the Offer other than those contained in the Prospectus and other authorized solicitation material furnished by the Fund through the Dealer Manager. No Soliciting Dealer is authorized to act as agent of the Fund or the Dealer Manager in any connection or transaction. In addition, nothing herein contained shall constitute the Soliciting Dealers partners with the Dealer Manager or with one another, or agents of the Dealer Manager or of the Fund, or create any association between such parties, or shall render the Dealer Manager or the Fund liable for the obligations of any Soliciting Dealer. The Dealer
Manager shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

                  In order for a Soliciting Dealer to receive Solicitation Fees, the Subscription Agent must have received from such Soliciting Dealer no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and full payment for such Shares; or (ii) a Notice of Guaranteed Delivery guaranteeing delivery to the Subscription Agent by close of business on the third business day after the Expiration Date, of (a) full payment for such Shares and (b) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights. Solicitation Fees will only be paid after receipt by the Subscription Agent of a properly completed and duly executed Soliciting Dealer Agreement and a Subscription Certificate designating the Soliciting Dealer in the applicable portion hereof. In the case of a Notice of Guaranteed Delivery, Solicitation Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Solicitation Fees will be paid by the Fund (through the Subscription Agent) to the Soliciting Dealer by check to an address designated by the Soliciting Dealer below by the tenth business day following the day the Fund issues Shares after the Expiration Date.

                  All  questions  as  to  the  form,  validity  and  eligibility
(including time of receipt) of this Soliciting Dealer Agreement will be determined by the Fund, in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with a Soliciting Dealer Agreement or delivery thereof must be cured within such time as the Fund shall determine. None of the Fund, the Dealer Manager, the Subscription Agent, the Information Agent for the Offer or any other person will be under any duty to give notification of any defects or irregularities in any Soliciting Dealer Agreement or incur any liability for failure to give such notification.

                  The acceptance of Solicitation Fees from the Fund by the undersigned Soliciting Dealer shall constitute a representation by such Soliciting Dealer to the Fund that: (i) it has received and reviewed the Prospectus; (ii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations were made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has not published, circulated or used any soliciting materials other than the Prospectus and any other authorized solicitation material furnished by the Fund through the Dealer Manager; (iv) it has not purported to act as agent of the Fund or the Dealer Manager in any connection or transaction relating to the Offer; (v) the information contained in this Soliciting Dealer Agreement is, to its best knowledge, true and complete; (vi) it is not affiliated with the Fund;
(vii) it will not accept Solicitation Fees paid by the Fund pursuant to the terms hereof with respect to Shares purchased by the Soliciting Dealer pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account; (viii) it will not remit, directly or indirectly, any part of Solicitation Fees paid by the Fund pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; and (ix) it has agreed to the amount of the Solicitation Fees and the terms and conditions set forth herein with respect to receiving such Solicitation Fees. By returning a Soliciting Dealer Agreement and accepting Solicitation Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Fund and the Dealer Manager against losses, claims, damages and liabilities to which the Fund may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above. In making the foregoing representations, Soliciting Dealers are reminded of the possible applicability of the anti-manipulation rules under the Exchange Act if they have bought, sold, dealt in or traded in any Shares for their own account since the commencement of the Offer.

                  Upon expiration of the Offer, no Solicitation Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

                  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus.

                  This Soliciting Dealer Agreement will be governed by the laws of the State of New York.

                  Please execute this Soliciting Dealer Agreement below accepting the terms and conditions hereof and confirming that you are a member firm of the NASD or a foreign broker or dealer not eligible for membership who has conformed to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations of the type being undertaken pursuant to the Offer in the United States to the same extent as if you were a member thereof, and certifying that you have solicited the purchase of the Shares pursuant to exercise of the Rights, all as described above, in accordance with the terms and conditions set forth in this Soliciting Dealer
Agreement. Please forward two executed copies of this Soliciting Dealer Agreement to: UBS Warburg LLC, 299 Park Avenue, New York, New York 10171-0026,
Attn: Syndicate Department.

         A signed copy of this Soliciting Dealer Agreement will be promptly returned to the Soliciting Dealer at the address set forth below.

                                            Very truly yours,

                                            UBS Warburg LLC

                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------



PLEASE COMPLETE THE INFORMATION BELOW


Printed Firm Name                           Address


Contact at Soliciting Dealer


Authorized Signature                        Area Code and Telephone
                                            Number


Name and Title                              Facsimile Number

Dated:
       --------------------------------


Payment of the Solicitation Fee shall be mailed by check to the following address: